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   --------------------                                                                                  ----------------------
  |       NUMBER       |                                  T R U S T   U N I T S                         |      TRUST UNITS     |
  |                    |                                                                                |                      |
  |  TU -              |                     P E N G R O W T H   E N E R G Y   T R U S T                |                      |
   --------------------                                                                                  ----------------------

            (a trust created under the laws of the Province of Alberta by a Trust Indenture originally dated as of
                                 December 2, 1988 and amended and restated as of July 27, 2006)

                                                                                                         -----------------------
THIS CERTIFIES THAT                                                                                     | CUSIP    706902 50 9  |
                                                                                                         -----------------------
is the registered holder of the number of fully paid Trust Units issued by PENGROWTH ENERGY TRUST 9the "Fund") indicated above.

        The Trust Units represented by this certificate are transferable.

        The Trust Units  represented by this  certificate  are issued upon the terms and subject to the conditions of an indenture
(which together with all other instruments supplemental or ancillary thereto is herein referred to as the (Trust Indenture") dated as of July 27, 2006 (amending and restating the trust  indenture  originally  dated  December 2, 1988) and made between  Pengrowth
Corporation and Computershare Trust Company of Canada (the "Trustee"),  which Trust Indenture is binding upon all holders of Units and, by acceptance of this  certificate,  the holder assents to the terms and conditions of the Trust Indenture.  Terms defined in the Trust Indenture have the same meanings when used herein.

        The Trust Indenture  contains  provisions for the holding of meetings of Unitholders and rendering  resolutions  passed at such meetings and instruments in writing signed by the holders of a specific  majority of the Units  outstanding  binding upon all
Unitholders.

        A copy of the Trust Indenture  pursuant to which this certificate and the Trust Units represented hereby are issued may be obtained by any Unitholder on demand and without fee from the head office of the Fund.

        This certificate may only be transferred, upon compliance with the conditions prescribed in the Trust Indenture, on one of the registers of transfers to be kept at the offices of the Trustee in the cities of Calgary, Vancouver, Toronto and Montreal or
Computershare  Trust Company,  Inc. in Denver and New York and at such other place or places if any, or by such other registrar or registrars,  if any, as the Fund with the approval of the Trustee may designate,  by the registered holder hereof or his executors or administrators or other legal  representatives  or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee, and upon compliance with such reasonable requirements as the Trustee or other registrar may prescribe.

        This certificate  shall not be valid for any purpose until it shall have been  countersigned and registered by the Trustee under the Trust Indenture.

        IN WITNESS WHEREOF  Pengrowth  Corporation has caused its corporate seal to be hereunto affixed and this certificate to be signed by its duly authorized officers.

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
                                                                                 DATED
                                     ----------------------------------------
           PENGROWTH CORPORATION    |     This certificate is one of the     |   COUNTERSIGNED AND REGISTERED            CALGARY
                                    |    Unit Certificates referred to in    |   COMPUTERSHARE TRUST COMPANY OF CANADA   VANCOUVER
                                    |  the Trust Indenture within mentioned  |   COMPUTERSHARE TRUST COMPANY, INC.       TORONTO
                                     ----------------------------------------                                            MONTREAL
                                                                                                                         DENVER
                                                                                                                         NEW YORK
   -------------------
  | DOCUMENT CONTROL/ |
  |   SERIAL NUMBER   |   /s/ James K. Kramer   /s/ Charles V. Selby
  |                   |
  |   0  0  0  0  0   |         President        Corporate Secretary             By:_______________________________________________
   -------------------                                                                          Authorized Officer

      THIS CERTIFICATE IS TRANSFERABLE AT THE OFFICES OF COMPUTERSHARE TRUST COMPANY OF CANADA IN CALGARY, VANCOUVER, TORONTO
                  AND MONTREAL OR COMPUTERSHARE TRUST COMPANY, INC. IN DENVER, COLORADO AND NEW YORK, NEW YORK.

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
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          EXERCISE OF TRANSFER OR REDEMPTION RIGHT                                      NOTICE OF REDEMPTION

     A notice  requiring  the  Trustee to transfer or redeem      TO: PENGROWTH ENERGY TRUST
Trust  Units  shall be  given  during  business hours on any
Business Day to the Trustee at its  principal  office in the         The  undersigned   registered  holder  of  this  Trust  Unit
Cities  of  Calgary,  Vancouver,  Toronto  and  Montreal  or      certificate  hereby tenders the Trust Units represented by this
Computershare Trust Company,  Inc. in Denver and New York by      Trust  Unit   certificate   to   Pengrowth   energy  Trust  for
delivery to the Trustee of a certificate that represents the      redemption,  subject to the terms and conditions set out in the
Trust Units to be transferred or redeemed by the Trustee and      Trust  Indenture.  This delivery  constitutes a transfer to the
that is either properly endorsed for transfer or accompanied      tendered  Trust  Units to  Pengrowth  Energy  Trust  to  enable
by a duly completed and properly executed written instrument      Pengrowth  Energy Trust to effect the redemption.  By endorsing
or  instruments  of transfer  together  with, in the case of      this notice,  the undersigned  represents and warrants that the
redemption,  the notice requesting  redemption which appears      Trust  Units  tendered  are  free  and  clear  of any  liens or
on the back of such  certificate duly completed and properly      encumbrances of any kind.
executed. No such form of endorsement or manner of execution
shall be  sufficient  unless  the same is, in all  respects,         If less than the full number of the within Trust Units is to
satisfactory to the Trustee and is accompanied by an further      be  redeemed,  indicate in the space  provided the number to be
evidence  that  the  Trustee  may  reasonably  require  with      redeemed.
respect to the identify, capacity or authority of the person
giving such notice.                                                       ____________________________ Trust Units Only

                                                                  Signature: _________________   In presence of: _______________
                                                                                  Holder                              Witness

                                                                  NOTICE: The signature to this redemption notice must correspond with the name as written  upon the face of the  certificate  in every  particular,  without  alteration or enlargement,  or any change  whatsoever  and must be guaranteed by a major  Canadian
                                                                  Schedule I chartered bank, a major trust company in Canada or a member of an acceptable  Medallion  Signature Guarantee Program
                                                                  (STAMP,  SEMP,  MSP). The Guarantor  must affix a stamp bearing the actual words "Signature Guaranteed".  In the USA, signature guarantees  must be done by a member  of  "Medallion  Signature
                                                                  Guarantee Program" only.  Signature guarantees are not accepted from Treasury  Branches,  Credit  Unions or Caisses  Populaires
                                                                  unless they are members of the Stamp Medallion Program.


                                                                  ===============================================================
                                                                                           TRANSFER FORM
                                                                  ---------------------------------------------------------------

                                                                  For value received, the undersigned hereby sell(s), assign(s)
                                                                  and transfer(s) unto

                                                                                 ________________________________
                                                                                       (Name of Transferee)

                                                                  ______________________ Trust Units of Pengrowth Energy Trust
                                                                  represented by this certificate

                                                                  Dated: _____________________________

                                                                  Signature: _________________   In presence of: _______________
                                                                                Transferor                            Witness

                                                                  NOTICE:  The signature to this transfer  notice must  correspond with the name as written  upon the face of the  certificate,  in every  particular,  without  alteration or  enlargement,  or any change  whatsoever  and must be guaranteed  by a major  Canadian
                                                                  Schedule I chartered  bank, a major trust company in Canada or a member of an acceptable  Medallion  Signature  Guarantee Program
                                                                  (STAMP, SEMP, MSP). The Guarantor must affix a stamp bearing the actual  words  "Signature  Guaranteed".  In the  USA,  signature guarantees  must be done by a  member  of  "Medallion  Signature
                                                                  Guarantee Program" only.  Signature  guarantees are not accepted from  Treasury  Branches,  Credit  Unions or Caisses  Populaires
                                                                  unless they are members of the Stamp Medallion Program.

                                                                  ---------------------------------------------------------------
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